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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): DECEMBER 20, 2004

                       Intermagnetics General Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                           1-11344              14-1537454
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(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                   File Number)        Identification No.)

450 Old Niskayuna Road, Latham, New York                            12110
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (518) 782-1122
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On December 20, 2004, Intermagnetics issued a press release announcing its financial performance for its second quarter period. On that December 21, 2004, Intermagnetics will conduct a conference call beginning at 11:00 a.m. EST concerning its performance for the period ended November 28, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

         The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

          Exhibit 99.1 Press release of Intermagnetics dated December 20, 2004 containing financial results for its second quarter period ended November 28, 2004 of fiscal year 2005.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INTERMAGNETICS GENERAL CORPORATION


                                              By:    /s/ Michael K. Burke
                                                 -------------------------------
                                                     Michael K. Burke
                                                     Executive Vice President
                                                     and Chief Financial Officer


Dated: December 21, 2004



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                                  EXHIBIT INDEX

         Exhibit Number                    Description
         --------------                    -----------

         Exhibit 99.1 Press release of Intermagnetics dated December 20, 2004 containing financial results for its second quarter period ended November 28, 2004 of fiscal year 2005.